Exhibit 10.19.2
AVERY DENNISON CORPORATION
RESTRICTED STOCK UNIT AGREEMENT
THIS AGREEMENT, dated * , is made by and between Avery Dennison Corporation, a Delaware corporation, hereinafter referred to as the “Company,” and *, an employee of Company or a Subsidiary of Company, hereinafter referred to as “Employee.”
WHEREAS, Company wishes to grant to Employee an Award of restricted stock units (“RSUs”) with Dividend Equivalents (“DEs”) under the terms of the Employee Stock Option and Incentive Plan, as amended and restated (“Plan); and
WHEREAS, the Compensation and Executive Personnel Committee of the Company’s Board of Directors (hereinafter referred to as the “Committee”), appointed to administer the Plan, has determined that it would be to the advantage and best interest of Company and its shareholders to grant the RSUs with DEs (the “RSU Award”) provided for herein to Employee as an inducement to remain in the service of Company or its Subsidiaries and as an incentive for increased efforts during such service;
WHEREAS, the Committee has advised the Company of its determination and instructed the undersigned officers to issue said RSU Award, as authorized under the Plan;
NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, Company and Employee do hereby agree as follows:
ARTICLE I — DEFINITIONS
Terms not defined herein shall have the meaning given in the Plan. Whenever the following terms are used in this Agreement they shall have the meaning specified below unless the context clearly indicates to the contrary.
1.1 Pronouns
The masculine pronoun shall include the feminine and neuter, and the singular and plural, where the context so indicates.
1.2 Dividend Equivalents
Whenever dividends are paid or distributions made with respect to the Common Stock, Employee shall be entitled to dividend equivalents (“Dividend Equivalents”) (in an amount equal in value to the amount of the dividend paid or property distributed on a single share of Common Stock multiplied by the number of Restricted Stock Units in Employee’s RSU account), which Dividend Equivalents shall be credited as additional Restricted Stock Units (including any fractional share) to the Employee’s RSU account as of the record date for such dividend or distribution.
ARTICLE II — TERMS OF AWARD
2.1 RSU Award
In consideration of Employee’s agreement to remain in the employment of Company or its Subsidiaries during the Restriction Period (defined below) and for other good and valuable consideration, on the date

*	Refer to attached Award Notice

hereof the Company grants to Employee a RSU Award representing * shares of the Company’s Common Stock, subject to the terms and conditions set forth in this Agreement and the Plan. Each RSU shall represent one hypothetical share of Common Stock of the Company. The RSU Award granted hereunder shall be held in [book-entry form in the books and records] of the Company (or its designee) for the Employee’s RSU account. The RSU Award shall be subject to the restrictions described herein and shall vest as set forth in the Award Notice or as set forth in this Agreement.
2.2 Restriction Period
(a)	No portion of the RSU Award granted hereunder may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by the Employee until the RSU Award becomes vested. The period of time between the date hereof and the date the RSU Award becomes vested is referred to herein as the “Restriction Period.” At the time the RSU Award vests, the RSUs and the DEs vest.

(b)	Subject to the provisions of this Agreement, if the Employee’s employment with the Company is terminated for Cause or voluntary termination, the balance of the RSU Award, which has not vested by the time of the Employee’s Termination of Employment, shall be forfeited by the Employee, and ownership transferred back to the Company.
2.3 Lapse of Restriction Period
The Restriction Period shall lapse when the RSU Award is vested as set forth in the Award Notice ( * years from the date of this Agreement) or as otherwise set forth in this Agreement.
2.4 Change of Control; Good Reason
In the event of a Change of Control or a termination of Employee’s employment for Good Reason (as defined in any employment agreement or related agreement with the Company), the restrictions in this Agreement will lapse and be removed, and the RSU Award granted to Employee pursuant to this Agreement will vest as of the date of such Change in Control or termination for Good Reason.
2.5 Death; Disability
If Employee’s employment with the Company or its Subsidiaries terminates by reason of Employee’s death or Disability (as defined in any employment agreement or related agreement with the Company, or in the absence of such agreement in the Plan) the restrictions imposed upon the RSU Award granted to Employee pursuant to this Agreement will lapse and be removed, and the RSU Award will vest as of the last date of Employee’s employment.
2.6 Retirement
RSU Awards, granted to employees participating in the Senior Executive or the Executive Leadership Compensation Plans (annual bonus plans), who (i) retire under the Company’s retirement plan, (ii) have worked for the Company for ten (10) or more years, and (iii) have a combination of age and service with the Company of seventy five (75) or more, will vest as of the date of Termination of Employment.
2.7 Adjustments in RSU Award
In the event that the outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, or combination of shares, the Committee or the Company shall make an appropriate and equitable adjustment in the number and kind of the RSU Award granted hereunder. Such adjustment shall be made with the intent that after the change or exchange of shares, the Employee’s proportionate interest shall be maintained as before the occurrence of such event.
ARTICLE III — RSU CERTIFICATES; SHAREHOLDER RIGHTS
3.1 Conditions to and Issuance of Common Stock
The shares of Common Stock deliverable for the RSU Award, or any part thereof, may be either previously authorized but unissued shares or issued shares that have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock prior to fulfillment of all of the following conditions:
(a)	The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b)	The completion of any registration or other qualification of such shares under any state or federal law, or under rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or the Company shall, in its absolute discretion, deem necessary or advisable;

(c)	The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or the Company shall, in its absolute discretion, determine to be necessary or advisable;

(d)	The receipt by the Company of full payment for all related taxes. The Employee shall be liable for any and all taxes, including withholding taxes, arising out of this RSU Award or the vesting of the RSU Award hereunder. The Employee may elect to satisfy such withholding tax obligation by having the Company retain RSUs having a fair market value equal to the Company’s minimum withholding obligations.

(e)	Subject to the conditions in this Section, the Company shall issue to the Employee the number of shares of Common Stock represented by the number of vested RSU as soon as practical following the vesting of same, but in no event later than two and one-half (2-1/2) months after the calendar year in which the RSU vests. Such issuance of shares of Common Stock constitutes payment of the vested RSU and shall satisfy the Company’s obligations under this Agreement.
3.2 Shareholder Rights
During the Restriction Period, the Employee shall not have the rights of a shareholder with respect to the RSU Award granted hereunder except for the right to Dividend Equivalents on the RSU, provided, however, that dividends paid, if any, with respect to RSUs that have not vested at the time of the dividend payment, shall be reflected in the books and records of the Company (or its designee), and shall be subject to the same restrictions that apply to the corresponding RSUs.
ARTICLE IV — MISCELLANEOUS
4.1 Agreement Subject to Plan

The Agreement is subject to the terms of the Plan, and in the event of any conflict between this Agreement and the Plan, the Plan shall control.
4.2 Administration
The Committee or the Company shall have the power to interpret the Plan and this Agreement and to adopt such procedures for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such procedures. Nothing in this Agreement or the Plan shall be construed to create or imply any contract or right of continued employment between the Employee and the Company (or any of its Subsidiaries).
4.3 Notices
Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section, either party may hereafter designate a different address for notices to be given to him. Any notice that is required to be given to Employee shall, if Employee is then deceased, be given to Employee’s Beneficiary or personal representative if such individual has previously informed the Company of his status and address by written notice under this Section.
4.4 Titles
Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
4.5 Code Section 409A
The RSUs are not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) and this Agreement shall be interpreted accordingly. However, if at any time the Committee determines that the RSUs may be subject to Section 409A, the Committee shall have the right, in its sole discretion, to amend this Agreement as it may determine is necessary or desirable either for the RSUs to be exempt from the application of Section 409A or to satisfy the requirements of Section 409A.
4.6 Construction
This Agreement and the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.
IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

Employee			Avery Dennison Corporation

	*	By:	*

President and Chief Executive Officer

Address*:		By:	*
Secretary

*	Refer to attached Award Notice.

AVERY DENNISON CORPORATION
RESTRICTED STOCK UNIT AGREEMENT
THIS AGREEMENT, dated * , is made by and between Avery Dennison Corporation, a Delaware corporation, hereinafter referred to as the “Company,” and *, an employee of Company or a Subsidiary of Company, hereinafter referred to as “Employee.”
WHEREAS, Company wishes to grant to Employee an Award of restricted stock units (“RSUs”) with Dividend Equivalents (“DEs”) under the terms of the Employee Stock Option and Incentive Plan, as amended and restated (“Plan); and
WHEREAS, the Compensation and Executive Personnel Committee of the Company’s Board of Directors (hereinafter referred to as the “Committee”), appointed to administer the Plan, has determined that it would be to the advantage and best interest of Company and its shareholders to grant the RSUs with DEs (the “RSU Award”) provided for herein to Employee as an inducement to remain in the service of Company or its Subsidiaries and as an incentive for increased efforts during such service;
WHEREAS, the Committee has advised the Company of its determination and instructed the undersigned officers to issue said RSU Award, as authorized under the Plan;
NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, Company and Employee do hereby agree as follows:
ARTICLE I — DEFINITIONS
Terms not defined herein shall have the meaning given in the Plan. Whenever the following terms are used in this Agreement they shall have the meaning specified below unless the context clearly indicates to the contrary.
1.1 Pronouns
The masculine pronoun shall include the feminine and neuter, and the singular and plural, where the context so indicates.
1.2 Dividend Equivalents
Whenever dividends are paid or distributions made with respect to the Common Stock, Employee shall be entitled to dividend equivalents (“Dividend Equivalents”) (in an amount equal in value to the amount of the dividend paid or property distributed on a single share of Common Stock multiplied by the number of Restricted Stock Units in Employee’s RSU account), which Dividend Equivalents shall be credited as additional Restricted Stock Units (including any fractional share) to the Employee’s RSU account as of the record date for such dividend or distribution.
ARTICLE II — TERMS OF AWARD
2.1 RSU Award
In consideration of Employee’s agreement to remain in the employment of Company or its Subsidiaries during the Restriction Period (defined below) and for other good and valuable consideration, on the date hereof the Company grants to Employee a RSU Award representing * shares of the Company’s Common Stock, subject to the terms and conditions set forth in this Agreement and the Plan. Each RSU shall

*	Refer to attached Award Notice

represent one hypothetical share of Common Stock of the Company. The RSU Award granted hereunder shall be held in [book-entry form in the books and records] of the Company (or its designee) for the Employee’s RSU account. The RSU Award shall be subject to the restrictions described herein and shall vest as set forth in this Agreement.
2.2 Restriction Period
(a)	No portion of the RSU Award granted hereunder may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by the Employee until the RSU Award becomes vested. The period of time between the date hereof and the date the RSU Award becomes vested is referred to herein as the “Restriction Period.” At the time the RSU Award vests, the RSUs and the DEs vest.

(b)	After three fiscal years following the date the RSU Award was granted, the RSU Award will vest on the date of the Committee’s certification (as described below), provided that the Company’s return on total capital (“ROTC”) [as reported in the annual report to shareholders (or other report)] for the most recently completed fiscal year equals or exceeds the sixty-seventh (67%) percentile of the return on total capital for the peer group companies (as listed in the Company’s proxy statement) for such third fiscal year (the “performance test”). (For example, the initial performance test for vesting for the RSU Award granted in December 2005 will be based on the return on total capital for 2008.)

To facilitate the peer group performance comparison needed to determine whether the RSU Award vests, the figures for peer group companies return on total capital will be based upon the twelve-month performance for each company in the peer group closest to the Company’s fiscal year end, using the most recent publicly available financial information for such companies.

If the Company meets the performance test described above, all prior non-vested RSU Awards eligible for vesting will vest on the date of the Committee’s certification that the Company has met the performance test.

If the Company fails to meet the initial performance test described above, all prior non-vested RSU Awards eligible for vesting will be subject to the same performance test following the end of the next two fiscal years. If the Company fails to meet the performance test by the end of the fifth fiscal year following the date of the grant, then the RSU Award will be forfeited.

(c)	Subject to the provisions of this Agreement, if the Employee’s employment with the Company is terminated for Cause or voluntary termination, the balance of the RSU Award, which has not vested by the time of the Employee’s Termination of Employment, shall be forfeited by the Employee, and ownership transferred back to the Company.
2.4 Lapse of Restriction Period
The Restriction Period shall lapse when the RSU Award is vested as set forth in this Agreement.
2.4 Change of Control; Good Reason
In the event of a Change of Control or a termination of Employee’s employment for Good Reason (as defined in any employment agreement or related agreement with the Company), the restrictions in this Agreement will lapse and be removed, and the RSU Award granted to Employee pursuant to this Agreement will vest as of the date of such Change in Control or termination for Good Reason.
2.5 Death; Disability

If Employee’s employment with the Company or its Subsidiaries terminates by reason of Employee’s death or Disability (as defined in any employment agreement or related agreement with the Company, or in the absence of such agreement in the Plan), the restrictions imposed upon the RSU Award granted to Employee pursuant to this Agreement will lapse and be removed, and the RSU Award will vest as of the last date of Employee’s employment.
2.6 Retirement
RSU Awards, granted to employees participating in the Long Term Incentive Plan, who (i) retire under the Company’s retirement plan within sixty (60) days of the date of Termination of Employment, (ii) have worked for the Company for ten (10) or more years, and (iii) have a combination of age and service with the Company of seventy five (75) or more, will vest as of the date of Termination of Employment, provided that the Company has achieved the ROTC performance test (described in Section 2.2 (b)) herein in at least 3 of the last 5 years before the year of retirement.
2.7 Adjustments in RSU Award
In the event that the outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, or combination of shares, the Committee or the Company shall make an appropriate and equitable adjustment in the number and kind of the RSU Award granted hereunder. Such adjustment shall be made with the intent that after the change or exchange of shares, the Employee’s proportionate interest shall be maintained as before the occurrence of such event.
ARTICLE III — ISSUANCE OF COMMON STOCK; SHAREHOLDER RIGHTS
3.1 Conditions to and Issuance of Common Stock
The shares of Common Stock deliverable for the RSU Award, or any part thereof, may be either previously authorized but unissued shares or issued shares that have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock prior to fulfillment of all of the following conditions:
(a)	The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b)	The completion of any registration or other qualification of such shares under any state or federal law, or under rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or the Company shall, in its absolute discretion, deem necessary or advisable;

(c)	The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or the Company shall, in its absolute discretion, determine to be necessary or advisable;

(d)	The receipt by the Company of full payment for all related taxes. The Employee shall be liable for any and all taxes, including withholding taxes, arising out of this RSU Award or the vesting of the RSU Award hereunder. The Employee may elect to satisfy such withholding tax obligation by having the Company retain RSUs having a fair market value equal to the

Company’s minimum withholding obligations.

(e)	Subject to the conditions in this Section and Section 4.5 below, the Company shall issue to the Employee the number of shares of Common Stock represented by the number of vested RSU as soon as practical following the vesting of same, but in no event later than two and one-half (2-1/2) months after the calendar year in which the RSU vests. Such issuance of shares of Common Stock constitutes payment of the vested RSU and shall satisfy the Company’s obligations under this Agreement.
3.2 Shareholder Rights
During the Restriction Period, the Employee shall not have the rights of a shareholder with respect to the RSU Award granted hereunder except for the right to Dividend Equivalents on the RSUs, provided, however, that dividends paid, if any, with respect to RSUs that have not vested at the time of the dividend payment, shall be reflected in the books and records of the Company (or its designee), and shall be subject to the same restrictions that apply to the corresponding RSUs.
ARTICLE IV — MISCELLANEOUS
4.1 Agreement Subject to Plan
The Agreement is subject to the terms of the Plan, and in the event of any conflict between this Agreement and the Plan, the Plan shall control.
4.2 Administration
The Committee or the Company shall have the power to interpret the Plan and this Agreement and to adopt such procedures for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such procedures. Nothing in this Agreement or the Plan shall be construed to create or imply any contract or right of continued employment between the Employee and the Company (or any of its Subsidiaries).
4.3 Notices
Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section, either party may hereafter designate a different address for notices to be given to him. Any notice that is required to be given to Employee shall, if Employee is then deceased, be given to Employee’s Beneficiary or personal representative if such individual has previously informed the Company of his status and address by written notice under this Section.
4.4 Titles
Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
4.5 Code Section 409A
The RSUs and DEs are not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, (“Section 409A”) and this Agreement shall be interpreted accordingly. However, if at any time the Committee determines that the RSUs and DEs may be subject to Section 409A, the Committee shall have the right, in its sole discretion, to amend this

Agreement as it may determine is necessary or desirable either for the RSUs and/or and DEs to be exempt from the application of Section 409A or to satisfy the requirements of Section 409A. In order to comply with the requirements of Section 409A, the Committee or the Company may in its sole discretion delay the issuance and delivery of Common Stock to the Employee (as described in Section 3.1(e) herein), if the Employee is a “key employee” (as defined in Section 409A or in associated regulations), for a period of six (6) months from the date of separation from service (for example, in the event of a termination of employment for Good Reason or Retirement (as defined in the Plan and referred to in Section 2.6 herein)).
4.6 Construction
This Agreement and the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.
IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

Employee			Avery Dennison Corporation

	*	By:	*

President and Chief Executive Officer

Address*:		By:	*
Secretary

*	Refer to attached Award Notice.